UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 16, 2010
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          In connection with the commencement of a “continuous equity” offering under which Camden Property Trust, a Texas real estate investment trust (the “Company”), may sell common shares of beneficial interest, par value $0.01 per share, of the Company having an aggregate offering price of up to $250 million (the “Shares”) from time to time in “at the market” offerings or certain other transactions, the Company today filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated March 16, 2010 (the “Prospectus Supplement”).
          The offering will occur pursuant to three separate Distribution Agency Agreements (collectively, the “Agreements”) entered into by the Company with each of Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as agents and/or principals for the offer and sale of the Shares (collectively, the “Managers”). Under the Agreements, each of the Managers will be entitled to a commission that will not exceed, but may be lower than, 2% of the gross offering proceeds of any common shares sold through it.
          Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the Prospectus Supplement. The Company has no obligation to sell any of the Shares in the offering, and may at any time suspend solicitation and offers under the Agreements or terminate the Agreements.
          The Shares will be issued pursuant to the Prospectus Supplement to the prospectus included in the Company’s automatic shelf registration statement on Form S-3 (File No. 333-159372) filed on May 20, 2009 with the SEC. This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.
          The Agreements are filed as Exhibits 1.1, 1.2 and 1.3 to this Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed herewith as exhibits to this Report.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Title
1.1	Form of Distribution Agency Agreement, dated March 16, 2010, between Camden Property Trust and Deutsche Bank Securities Inc.

1.2	Form of Distribution Agency Agreement, dated March 16, 2010, between Camden Property Trust and Credit Suisse Securities (USA) LLC

1.3	Form of Distribution Agency Agreement, dated March 16, 2010, between Camden Property Trust and Wells Fargo Securities, LLC

5.1	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5.1 hereto)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 16, 2010

CAMDEN PROPERTY TRUST
By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Title
1.1	Form of Distribution Agency Agreement, dated March 16, 2010, between Camden Property Trust and Deutsche Bank Securities Inc.

1.2	Form of Distribution Agency Agreement, dated March 16, 2010, between Camden Property Trust and Credit Suisse Securities (USA) LLC

1.3	Form of Distribution Agency Agreement, dated March 16, 2010, between Camden Property Trust and Wells Fargo Securities, LLC

5.1	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5.1 hereto)